Exhibit 10.6

(xxxxxxxxxxxxxxxx)	Proprietary and Confidential

Order Form No. 5

This “Order Form” is incorporated by reference to the Supplier Agreement between (xxxxxxxxxxxxxxxx) (“xxxxxxxx”) and Restaurant.com, Inc. (“Company”), dated as of December 20, 2016, as amended (collectively, the “Agreement”), and constitutes a binding agreement between (xxxxxxxx) and Company. By signing below, including signing electronically, (xxxxxxxx) and Company indicate that they have read, accepted, and agreed to the Agreement on behalf of, and as an authorized representative of, (xxxxxxxx) and Company respectively. This Order Form becomes effective between (xxxxxxxx) and Company as of the date signed by (xxxxxxxx) (“Order Form Effective Date”).

Company Obligations and Detailed Description of the Offer (the “Offer”):	Company will provide an Offer as set forth below. The Offer will consist of unique codes redeemable on Company’s site made available to App users using the App.

Company Products and Participation:	Company will provide Coupon Codes for App users that are (xxxxxxxxxxxxxxxxxxxxxxxx xxxxxxx) through (xxxxxxxx) promo redemption site to redeem on Company’s website or app to receive a Company dining credit of $25.00 and two movie tickets up to $15/ticket. The Company dining credit can be redeemed for a certificate to any individual participating local restaurant. The movie tickets provided by Company under this Order Form are through (xxxxxxxx) for use at participating theaters.

Offer Exclusions or Restrictions	Offer valid in United States only; limited availability in Alaska and Hawaii. Not available in Puerto Rico and U.S. Virgin Islands. Cannot be stacked with other offers, coupons, discounts or promotions.

Approved Marketing Claims for Offer	Enjoy a night out with 2 movie tickets (up to $15/ticket) and a $25 Restaurant.com credit.

Shipping or Service Costs	N/A

Coupon Code:	A unique numerical code provided by Company to (xxxxxxxx), each of which is redeemable for an Offer.

Coupon Code Unit:	Free Restaurant.com $25 dining credit and two movie tickets

Number of Coupon Codes provided by Company:	● (xxxxxxxxxxxxxxxxxxxxxxxxx) (xxxxxxx) plus 10 test codes.
● (xxxxxxxx) reserves the right to request additional codes at no additional cost.

Coupon Code Redemption Method(s):	● In Company app: Yes
● On Company web site: Yes ◌ Redemption URL: http://www.restaurant.com/movie

Multiple Codes Per User (Y/N) (If Yes, Maximum Per User):	Can a single User redeem more than one code on the same Offer? No (Maximum codes per user: 1)

Authorized Promotion Period:

Promotion will be active 05/3/2022, 05:00:00 a.m. ET through 05/10/2022, 04:59:59 a.m. ET. Authorized Promotion Period may be extended to 05/17/2022, 04:59:59 a.m. ET via email notification from (xxxxxxxx) to Company sent no later than May 9, 2022. Dates subject to change.

Activation Date: Date the Offer become available for customers to claim in the App	5/3/2022, 05:00:00 a.m. ET. Date subject to change.

Save-By Date: Date Offer must be claimed in the App	05/10/2022, 4:59:59 a.m. ET. Save-By Date may be extended to 05/17/2022, 04:59:59 a.m. ET via email notification from (xxxxxxxx) to Company sent no later than May 9, 2022. Date subject to change.

Redeem-By Date: Date that Offer must be redeemed on (xxxxxxxx) redemption site	05/10/2022, 4:59:59 a.m. ET. Redeem-By Date may be extended to 05/17/2022, 04:59:59 a.m. ET via email notification from (xxxxxxxx) to Company sent no later than May 9, 2022. Date subject to change.

Marketing (xxxxxxxxxxxxxxxx) Order Form	Page 1 of 4

(xxxxxxxxxxxxxxxx) Inc.	Proprietary and Confidential

Company-Side Redemption Date: Date customer must use Coupon Code once saved to an account on Company’s platform	07/31/2022, 11:59:59 p.m. ET.

Method of Code delivery from Company to (xxxxxxxx):	Codes will be delivered to (xxxxxxxx) as requested.

Description of Company’s Customer Support & SLAs:	When Company identifies an issue from their end: For any service impacting issue discovered by the Company, they must:

	●	Provide immediate notification to (xxxxxxxx)
	●	Provide a preliminary root cause analysis of the outage findings within 24 hours
	●	Provide final root cause analysis within 48 hours of the outage
	●	List out potential risks / pitfalls that apply if service has been interrupted

When Company has been notified of an outage or customer impacting issue:

Company shall respond to any ticket from (xxxxxxxx)/(xxx) by: Priority Levels Critical: Extremely high number of users or issue that needs resolution today based on expiration date of today.

	●	Response Time: 30 Minutes
	●	Issue Resolved: 1 Hours

High: High volume of tickets and/or issue that needs resolution in next 24 hours based on offer expiration date.

	●	Response Time: 2 Hours
	●	Issue Resolved: 2-4 Hours

Med: Medium amount of tickets or issue that needs resolution in the next 48 hours based on offer expiration date.

	●	Response Time: 4 Hours
	●	Issue Resolved: 8-12 Hours

Low: Low amount of tickets or issue that needs resolution in the next >= 72 hours based on offer expiration date.

	●	Response Time: 24 Hour
	●	Issue Resolved: 24-48 Hours

Method for Consumer to Reach Company’s Customer Support:	Email: questions@restaurant.com Phone: 745-888-6989

Required Company Availability for Support to (xxxxxxxx) from Code Activation Date through Company-Side Redemption Date

Marketing – 5:00 am ET – 6:00 pm ET (on-call resource after 6:00 pm ET)

Primary Contact Name: Tim Miller

Primary Contact Phone: 630-207-7187

Primary Contact Email: tmiller@restaurant.com

On-call Contact Name: Lisa Nason

On-call Contact Phone: 847-528-4018

On-call Contact Email: lnason@restaurant.com

Technical Support – 5:00 am ET – 6:00 pm ET (on-call resource after 6:00 pm ET)

Primary Contact Name: Tim Miller

Primary Contact Phone: 630-207-7187

Primary Contact Email: tmiller@restaurant.com

On-call Contact Name: Tim Mrazek

On-call Contact Phone: 815-762-0291

On-call Contact Email: tmrazek@restaurant.com

Marketing (xxxxxxxxxxxxxxxx) Order Form	Page 2 of 4

(xxxxxxxxxxxxxxxx) Inc.	Proprietary and Confidential

Total dollar amount owed to Company: Combined total of any Sweepstakes and Code Redemption Costs	(xxxxxxxx) will pay Company $(xxxxxx) per redeemed code. Estimated forecast total: $(xxxxxxxxxxx) (xxxxxxx) redemptions)

Invoice Requirements	Please direct invoices to (xxxxxxxx) in Ariba to: (xxxxxxxxxxxx) (xxxxxxxxxxxxxxxxxxxxxxxxxxxx)

Dollar amount owed to (xxxxxxxx) for Bounty or Commission:	N/A

Additional Payment Terms:	Notwithstanding anything to the contrary in Section 2(b) Payment Terms of the Agreement, additional Payment Terms for this Order Form only are as follows:

● 5/3/2022: (xxxxxxxx) will pay Company $(xxxxxxx) lump sum on May 3, 2022, to assist with the hard upfront costs to purchase movie tickets from (xxxxxxxx). This lump sum will cover approximately the first (xxxxx) redemptions.
● If for any unforeseen reason, this Offer doesn’t reach (xxxxx) redemptions, Company will reimburse (xxxxxxxx) for the unused amount from the initial payment of $(xxxxxxxxx).
● 5/17/2022: (xxxxxxxx) will pay Company 50% of final redemptions Net 15 days from the day Company uploads an invoice into (xxxxxxxx) designated billing and payment system, and the remaining 50% of final redemptions Net 45 days from the day Company uploads an invoice into (xxxxxxxx) designated billing and payment system.

Offer Financials:	For redemption-based billing, under no circumstances will (xxxxxxxx) pay for a quantity of redemptions claimed by Company greater than the number of redemptions captured in (xxxxxxxx) promo redemption site.

Additional Offer Requirements:	N/A

Offer Reporting Requirements:

Company agrees to provide the following reporting KPIs:

During the time the code(s) are active:

1. Daily number of redemptions for the previous day.

After the close of the Authorized Promotion Period:

1. Total number of redemptions.

2. List of coupon codes redeemed and their redemption time stamp

3. Value of each transactions associated with redemption (total order value)

4. Location by ZIP code or market of redemptions

5. Count of existing customer redemptions

6. Count of new customer redemptions

(xxxxxxxx) agrees to provide the following to Company after close of Authorized Promotion Period:

1. Total SMS/redemptions delivered.

All reports must be provided within five (5) business days of Coupon Code expiration or the end of the Authorized Promotion Period, whichever comes first.

Additional reports: If Company will be providing a bounty or commission to (xxxxxxxx), Company will provide reports that include the applicable data points to determine the amounts due to (xxxxxxxx) (i.e. conversions to paid subscriptions, commission basis, etc.). Reports will be due on a monthly basis unless otherwise agreed to by the parties.

Deadlines	● Creative ◌ Company to release final creative no later than 2 weeks prior to Code Activation Date.
● Codes
◌ Company to release final codes no later than 2 weeks prior to Code Activation Date.

Marketing (xxxxxxxxxxxxxxxx) Order Form	Page 3 of 4

(xxxxxxxxxxxxxxxx) Inc.	Proprietary and Confidential

ACCEPTED AND AGREED AS OF THE EFFECTIVE DATE:

(xxxxxxxxxxxx), INC.

RESTAURANT.COM, INC.

By:	By:	//s/ Tim Miller
Name:	Name:	Tim Miller
Title:	Title:	VP

Date Signed:	Date Signed:	4/21/2022

Marketing (xxxxxxxxxxxxxxxx) Order Form	Page 4 of 4